                                                                    EXHIBIT 4.2A

                         ADVANCED RADIO TELECOM CORP.

     The powers, designations, preferences, and relative participating, optional or other special rights, and the qualifications, limitations, or restrictions of such preferences and/or rights of each class of stock or series of any class are set forth in the Certificate of Incorporation. The issuer will furnish a copy of the Certificate of Incorporation to the holder of this certificate without charge upon request.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OF AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED PURSUANT TO AND THE HOLDER HEREOF IS ENTITLED TO CERTAIN RIGHTS AND SUBJECT TO CERTAIN OBLIGATIONS CONTAINED IN A STOCK PURCHASE AGREEMENT DATED AS OF JUNE 1, 1999. A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER HEREOF, AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SECURITIES UPON REQUEST.

     THE SECURITIES REPRESENTED BY THE CERTIFICATE ARE SUBJECT TO A REGISTRATION RIGHTS AGREEMENT DATED AS OF JUNE 1, 1999, AS AMENDED FROM TIME TO TIME. A COPY THEREOF IS AVAILABLE FOR INSPECTION FROM THE COMPANY.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STANDSTILL AGREEMENT DATED JUNE 1, 1999 AND MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS THEREOF.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                               UNIF GIFT MIN ACT .............Custodian.............
     TEN ENT - as tenants by the entireties                                            (Cust)                 Minor
     JT TEN  - as joint owners with right                                           under Uniform Gifts to Minors
               of ownership and not as                                              Act ...............................
               tenants in common                                                                   (State)
                                                                  UNIF TRF MIN ACT  ........Custodian (until age.......)
                                                                                     (Cust)
                                                                                    .........under Uniform Transfers
                                                                                    (Minor)
                                                                                    to Minors Act.......................
                                                                                                         (State)

    Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, __________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
|                                    |
--------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------
of the preferred stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------------------------


                                  X___________________________________________

                                  X___________________________________________
                           NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                   THE FACT OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATIONS OR
                                   ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

                       [LOGO OF ADVANCED RADIO TELECOM]
                          Advanced Radio Telecom/TM/

                         ADVANCED RADIO TELECOM CORP.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
        THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY

SERIES A CONVERTIBLE                         SEE REVERSE FOR CERTAIN DEFINITIONS
  PREFERRED STOCK


This Certifies that




is the owner of

 FULLY PAID AND NONASSESSABLE SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK,
                         $.001 PAR VALUE PER SHARE OF

                         ADVANCED RADIO TELECOM CORP.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS this facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

/s/ Henry C. Hirsch                                 /s/ Thomas M. Walker
--------------------------                          ----------------------------
CHAIRMAN, PRESIDENT AND                                     SECRETARY
CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
BankBoston, M.A.
TRANSFER AGENT AND REGISTRAR

BY /s/ illegible
  --------------------------
  AUTHORIZED SIGNATURE

                                                                    EXHIBIT 4.2B

                         ADVANCED RADIO TELECOM CORP.

     The powers, designations, preferences, and relative participating, optional or other special rights, and the qualifications, limitations, or restrictions of such preferences and/or rights of each class of stock or series of any class are set forth in the Certificate of Incorporation. The issuer will furnish a copy of the Certificate of Incorporation to the holder of this certificate without charge upon request.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OF AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ISSUED PURSUANT TO AND THE HOLDER HEREOF IS ENTITLED TO CERTAIN RIGHTS AND SUBJECT TO CERTAIN OBLIGATIONS CONTAINED IN A STOCK PURCHASE AGREEMENT DATED AS OF JUNE 1, 1999. A COPY OF WHICH IS AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF THE ISSUER HEREOF, AND WILL BE FURNISHED WITHOUT CHARGE TO THE HOLDER OF SUCH SECURITIES UPON REQUEST.

     THE SECURITIES REPRESENTED BY THE CERTIFICATE ARE SUBJECT TO A REGISTRATION RIGHTS AGREEMENT DATED AS OF JUNE 1, 1999, AS AMENDED FROM TIME TO TIME. A COPY THEREOF IS AVAILABLE FOR INSPECTION FROM THE COMPANY.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STANDSTILL AGREEMENT DATED JUNE 1, 1999 AND MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS THEREOF.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                               UNIF GIFT MIN ACT .............Custodian.............
     TEN ENT - as tenants by the entireties                                            (Cust)                 Minor
     JT TEN  - as joint owners with right                                           under Uniform Gifts to Minors
               of ownership and not as                                              Act ...............................
               tenants in common                                                                   (State)
                                                                  UNIF TRF MIN ACT  ........Custodian (until age.......)
                                                                                     (Cust)
                                                                                    .........under Uniform Transfers
                                                                                    (Minor)
                                                                                    to Minors Act.......................
                                                                                                         (State)

    Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, __________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------
|                                    |
|                                    |
--------------------------------------


--------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                          Shares
--------------------------------------------------------------------------
of the preferred stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     ------------------------------------


                                  X___________________________________________

                                  X___________________________________________
                           NOTICE: THE SIGNATURE(S) TO THE ASSIGNMENT MUST
                                   CORRESPOND WITH THE NAME(S) AS WRITTEN UPON
                                   THE FACT OF THE CERTIFICATE IN EVERY
                                   PARTICULAR, WITHOUT ALTERATIONS OR
                                   ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

                       [LOGO OF ADVANCED RADIO TELECOM]
                          Advanced Radio Telecom/TM/

                         ADVANCED RADIO TELECOM CORP.

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
        THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY

    SERIES B NON-VOTING                      SEE REVERSE FOR CERTAIN DEFINITIONS
CONVERTIBLE PREFERRED STOCK


This Certifies that




is the owner of

    FULLY PAID AND NONASSESSABLE SHARES OF SERIES B NON-VOTING CONVERTIBLE
                 PREFERRED STOCK, $.001 PAR VALUE PER SHARE OF

                         ADVANCED RADIO TELECOM CORP.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

     WITNESS this facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

/s/ Henry C. Hirsch                                 /s/ Thomas M. Walker
--------------------------                          ----------------------------
CHAIRMAN, PRESIDENT AND                                     SECRETARY
CHIEF EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
BankBoston, M.A.
TRANSFER AGENT AND REGISTRAR

BY /s/ illegible
  --------------------------
  AUTHORIZED SIGNATURE